UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 3, 2005


                          HOMETOWN AUTO RETAILERS, INC.
             (Exact name of Registrant as specified in its charter)



      Delaware           000-24669            06-1501703
-------------------  -----------------   ---------------------
  (State or other     (Commission File      (IRS Employer
  jurisdiction of          Number)        Identification No.)
   incorporation)



                             1309 South Main Street
                               Waterbury, CT 06706
               (Address Of Principal Executive Office) (Zip Code)



        Registrant's telephone number, including area code (203) 756-1300


                              774 Straits Turnpike
                               Watertown, CT 06795
                              --------------------
          (Former name or former address, if changed since last report)

Item  8.01 Other Events.

      On March 8, 2005, Hometown issued a press release announcing the execution and delivery of the Settlement Agreement and General Releases for the settlement of certain litigation matters. The press release is attached hereto as Exhibit
99.1 and is incorporated in its entirety herein by reference.

      (a) Exhibits.

           Number                   Description
           ------                   -----------

            99.1                    Press Release dated March 8, 2005.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Hometown Auto Retailers, Inc.

                                       By:   /s/ Charles F. Schwartz
                                       -----------------------------------------
                                       Name: Charles F. Schwartz
                                       Title: Chief Financial Officer



Dated: March 8, 2005